UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2006

PROPEX FABRICS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-122829	36-2692811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 The Bluffs

Austell, Georgia 30168

(Address of principal executive offices, including zip code)

(770) 941-1711

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 23, 2006, a fully executed Separation Agreement and Mutual General Release of Claims (the “Agreement”) among Propex Fabrics Inc. (the “Company”), Propex Fabrics Holdings Inc., the Company’s parent company, and Edmund A. Stanczak, Jr., the Company’s former President and Chief Executive Officer, was delivered to the Company. The Agreement provides for severance and other payments to Mr. Stanczak and, among other things, Mr. Stanczak’s agreement not to compete with the Company for the period from March 20, 2006 to June 20, 2008. A copy of the Agreement is attached as Exhibit 10.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
10.1	Separation Agreement and Mutual General Release of Claims, dated as of March 23, 2006, among Propex Fabrics Inc., Propex Fabrics Holdings Inc. and Edmund A. Stanczak, Jr.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPEX FABRICS INC.

Dated: March 29, 2006	By:	/s/ Philip D. Barnes
Philip D. Barnes
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Separation Agreement and Mutual General Release of Claims, dated as of March 23, 2006, among Propex Fabrics Inc., Propex Fabrics Holdings Inc. and Edmund A. Stanczak, Jr.